Exhibit 99.2

                                FIRSTSERVICE BANK

         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 4, 2003

                      THIS PROXY IS SOLICITED ON BEHALF OF
                   THE BOARD OF DIRECTORS OF FIRSTSERVICE BANK

The undersigned, revoking all previous proxies, hereby appoint(s) _________________ and ______________, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the special meeting, all shares of FirstService Bank ("FirstService") which the undersigned would be entitled to vote at the Special Meeting of Shareholders of FirstService to be held at the Doylestown Country Club, Green Street, Doylestown, PA 18901, on February 4, 2003 at 9:00 A.M., local time, and at any adjournment or postponement thereof.

You may indicate your vote by placing an "x" in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:


1. To approve the agreement and plan of merger dated as of September 24, 2002 among FirstService, National Penn Bancshares, Inc. and National Penn Bank, the merger of FirstService with and into National Penn Bank as contemplated therein and the other transactions contemplated by the agreement and plan of merger.

           FOR   [ ]              AGAINST  [ ]              ABSTAIN  [ ]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRSTSERVICE AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SHARES HELD BY THE UNDERSIGNED WILL BE CAST FOR THE PROPOSAL. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND THE PROXY STATEMENT/PROSPECTUS DATED DECEMBER 30, 2002.

                              __________________________________________________
                              Signature of Shareholder

                              __________________________________________________
Date:_________________        Signature of Shareholder

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.